UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2009

UNITED INSURANCE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52833	75-3241967
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

360 Central Avenue, Suite 900 St. Petersburg, FL	33701
(Address of Principal Executive Offices)	(Zip Code)

(727) 895-7737

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2009, Nicholas Griffin, United Insurance Holdings Corp’s (the “Company”) Chief Financial Officer, notified the Company of his resignation in order to pursue another opportunity. Mr. Griffin will remain with the Company through mid-July to assist in the transition of his duties. The Company’s finance and accounting team will facilitate a smooth transition while the Company identifies and appoints a new Chief Financial Officer.

A copy of the Company’s press release announcing Mr. Griffin’s resignation is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated June 9, 2009, issued by the Registrant (announcing resignation of Nicholas Griffin)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.

By:	/s/ Donald J. Cronin
Name:	Donald J. Cronin
Title:	Chief Executive Officer

Date: June 9, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 9, 2009, issued by the Registrant (announcing resignation of Nicholas Griffin)